Commitments	12 Months Ended
Dec. 31, 2017
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Commitments

Note 20: Commitments

Obligations Under the Terms of the Ordinary Rental Agreements

The principal offices of the Company occupy a 4,770 square meter facility consisting of office and laboratory space, pursuant to a lease agreement dated March 9, 2015, which expires on March 8, 2024. The Company also two facilities in Bagneux, France. These facilities consist of 2,237 square meters of office and laboratory space and are used primarily by the Company’s industrial and production teams. These facilities are leased under one agreement, which expires on May 31, 2020.

The Company has an office in North America to support the U.S. subsidiary as well as future commercialization needs. The Company subleased 3,913 square feet of office space in New York, New York. This sublease expired on June 30, 2017. The Company entered into a similar lease agreement on November 2017. The Company subleases 3,780 square feet of office space in New York, New York. The sublease was signed for an initial period of 5 years.

The Company also leases a commercial facility of 8,919 square feet in Summit, New Jersey, which is intended to support the manufacturing needs through the launch and commercialization of Viaskin Peanut in North America, if the appropriate regulatory approvals are received. This lease commenced on September 19, 2016 for a period of eight years and four months. This lease includes extension options of two to five-year periods.

The amount of future rents and charges in that capacity breaks down as follows at December 31, 2017:

12/31/2017
2018	2,617
2019	2,623
2020	2,357
2021	2,169
2022	2,119
2023	1,847
2024	1,258
2025	—

Total	14,991

The Company has signed various ordinary rental agreements for office equipment and vehicles. The future rental payments as at December 31, 2017 are as follows:

•	2018: €116 thousand;

•	2019: €77 thousand;

•	2020: €70 thousand;

•	2021: €16 thousand.

Obligations Under the Terms of Other Agreements

The Company signed with its bank CIC an acquisition contract of monetary market fund “SICAV CM-CIC” pledged as a guarantee for the ordinary rental agreements of the premises of Bagneux for an amount of €0.3 million.

The Company also signed a letter of credit to ensure the sub-lease of its premises of its New York subsidiary company for $164 thousand due on March 17, 2016 and which has been extended for an additional year in 2016. This letter of credit has not been extended for an additional year in 2017.

A letter of credit has also been signed by the Company in April 2016 for $143 thousand to ensure the lease of its premises of its Summit (NJ) subsidiary. This credit note has been extended for an additional year.

A letter of credit has also been signed by the Company in May 2017 for $300 thousand to ensure the lease of its premises of its New York subsidiary.

In addition, in 2015, the Company took a term deposit for a sum of €227 thousand over 3 years.

As it has sub-contracted several important functions, the Company has been required to conclude, within the framework of its current operations, sub-contracting contracts or short- or medium-term delegation contracts with various third parties, in France and abroad, which include various obligations that are usual in these circumstances.

Within the context of launching its clinical studies for Viaskin Peanuts and Viaskin Milk products, the Company signed agreements with several contract research organizations (CRO).

The ongoing studies amount globally to €78.7 million. As of December 31, 2017, the amount remaining to pay as part of these contracts until year end 2021 is €32.6 million.

On January 7, 2009, the Company entered into an assignment, development and co-ownership agreement with Public Welfare-Hospitals of Paris (L’Assistance Publique—Hopitaux de Paris), or AP-HP, and Université Paris-Descartes, or UPD, by which the Company agreed to terms of co-ownership with AP-HP and UPD of certain U.S. and foreign patents and patent applications, referred to herein as the shared patents. The Company, and any licensees or sublicensees the Company designates, have the exclusive right to commercial uses of the shared patents. AP-HP and UPD agreed to use the shared patents only for internal research purposes and not to license the shared patents to any third party. Upon commercialization of any product covered by the shared patents, which the Company expects would include its Viaskin product candidates, the Company will be obligated to pay AP-HP and UPD a percentage of net sales as a royalty. This royalty varies depending on the particular patent used in the product and is in the low single digits. Additionally, if the Company licenses any of the shared patents to a third party and a licensee commercializes products covered by such shared patents, the Company will be obligated to pay AP-HP and UPD a percentage in the low single digits of the money it receives from its licensee. If the Company does not sell any of its product candidates covered by the shared patents within 30 months from the date it first markets such product candidates, AP-HP may, upon six months’ notice and subject to certain exceptions, convert its exclusive right to the commercial use of the shared patents to a non-exclusive right. Any party may terminate the license in the event of another party’s substantial breach which remains uncured after six months of receiving written notice of such breach. The agreement will also terminate in the event the Company ceases operations or is subject to a dissolution or bankruptcy proceedings. Absent early termination, the agreement will automatically terminate upon the expiration of the last shared patent. In the event the agreement is terminated, the Company would no longer have the exclusive right to commercial use of the shared patents, though it would retain its shared ownership rights. In addition, its ownership stake in certain jointly made improvements covered by the shared patents would survive termination of the agreement. The longest lived patent rights licensed to the Company under the agreement are currently expected to expire in 2028. To date, this agreement has not had an impact on the Company’s financial statements.